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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland		EH1 2ES
(Address of principal executive offices)		(Zip code)

Grant Spence c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:	011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2012 to October 31, 2012

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2012

MARTIN CURRIE BUSINESS TRUST

TABLE OF CONTENTS

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2012

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $6.7m

PERFORMANCE  Total return from May 1, 2012 through October 31, 2012

•MCBT Opportunistic EAFE Fund	+2.7%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+2.4%

Annualized total return from November 1, 2007 through October 31, 2012

•MCBT Opportunistic EAFE Fund	–8.4%
•Morgan Stanley Capital International (MSCI) EAFE Index*	–5.4%

Annualized total return from November 1, 2002 through October 31, 2012

•MCBT Opportunistic EAFE Fund	+7.2%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+8.2%

Annualized total return from July 1, 1994 through October 31, 2012

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+4.0%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.0%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+4.6%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  All dividends being reinvested.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2012

REVIEW

In the six months to the end of October, the MSCI EAFE index rose 2.4%, but this modest gain masks considerable volatility. The index fell over 11% in May, as investors worried about political and financial upheaval in the eurozone and weaker economic data from the US and Asia. In June, however, sentiment picked up markedly. Global markets rallied, buoyed by political developments in Europe - notably the formation of a Greek government and a softening of Germany's stance on further bailouts for weaker eurozone banks. Despite less than encouraging global economic data, the index stayed in positive territory for the remaining four months of the review period. This was largely thanks to market expectation - proved correct in September - of further quantitative easing from the European Central Bank and the Federal Reserve.

The fund outperformed its benchmark, rising 2.7% over the review period. The outperformance was attributable to stock selection rather than sector allocation. Stock selection was strongest in consumer discretionary, industrials and IT, and was negative only in energy and financials. By region, our stock selection resulted in performance that was best in Japan and worst in Europe.

At the level of individual stocks, the top contributor to relative returns was recent portfolio addition Inmarsat, which provides satellite telecommunications for shipping and aircraft. We bought the stock in October and since then it has risen on the back of impressive third-quarter results, buoyed by increased subscriptions to its maritime broadband offering. After financials, healthcare was the second-strongest sector of the MSCI EAFE index over the period; within the portfolio Astellas Pharma in Japan and Sanofi in France fared particularly well. Dutch financial group ING also did well. In addition to the good performance of ING's financials in general, the market reacted well to announcements on asset disposals, notably the sale of its Malaysian business to AIA. In IT, long-term holding Gemalto continued to outperform as the market factored in the growth potential from the US adoption of SIM in card technology, something which is already widely used throughout other developed markets. Lastly, UK housebuilder Persimmon was another standout, outperforming as the UK housing market improved.

On the other side, the biggest detractor from returns was the UK asset manager Man Group, whose flagship quant fund AHL has been performing poorly in recent months. In this instance, we have closed the position. Israeli internet-security firm Check Point, meanwhile, was also notably poor. The company actually beat earnings expectations in its second- and third-quarter results, but disappointed investors with its full-year guidance. UK oil & gas company BG underperformed as investors already concerned about costs in the firm's Australian operations were further unsettled by a share placement from a major shareholder in September. Japanese electronics giant Sony, which the market feared wasn't doing enough to exit its loss-making TV business, was another key detractor, as was diversified miner Anglo American, which was hit by concern over the wave of wildcat strikes in South Africa. As well as Man Group, we sold the holdings in Sony and Anglo American, but maintained the positions in Check Point and BG.

Key new additions to the portfolio over the period included Prysmian, the largest global manufacturer of cables for the power and telecoms industries; Spirax Sarco, a UK

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2012

engineering group specialising in steam technology and pumps; ProSiebenSat, the second-largest free-to-air broadcaster in Germany; Mitsubishi Estate, the Japanese property firm; and Taiwan Semiconductor Manufacturing Company. Aside from those mentioned above, notable sales included Bank of Yokohama, Indian IT company Infosys, and Russian retailer X5.

OUTLOOK

Markets will continue to be heavily influenced by political and macroeconomic issues. The re-election of President Obama has removed a degree of uncertainty from the markets, but how to deal with the US fiscal cliff - among other thorny issues - is yet to be addressed. Although sentiment on Europe has improved of late, we believe that event risk in the region will remain elevated through 2013. In China, we will soon get confirmation of the leadership change announced at the party congress. We also believe that emerging market countries such as China, Brazil and India should continue at a higher, if slowing, rate of economic expansion. The question for investors is whether these higher growth rates will lead to higher earnings.

Offsetting the macro risks, valuations remain attractive, especially compared with other asset classes. In an environment of zero interest rates, growth stocks should continue to be well supported, and yield stocks are an increasingly attractive option to asset allocators. We continue to believe that our bottom-up, stock-driven approach is absolutely appropriate for operating in these conditions.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2012

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
HSBC Holdings PLC	(United Kingdom)	3.7%
Nestle SA	(Switzerland)	3.3%
Anheuser-Busch InBev NV	(Belgium)	2.6%
Royal Dutch Shell, B Shares	(United Kingdom)	2.6%
Sanofi SA	(France)	2.5%
Novartis AG	(Switzerland)	2.3%
Roche Holding AG	(Switzerland)	2.3%
Syngenta AG	(Switzerland)	2.1%
Pacific Basin
Macquarie Group Ltd.	(Australia)	2.2%
Japan
Mitsubishi Estate Co. Ltd.	(Japan)	2.1%

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2012

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $44.0m

PERFORMANCE  Total return from May 1, 2012 through October 31, 2012

•MCBT Global Emerging Markets Fund	–2.7%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index*	–1.0%

Annualized total return from November 1, 2007 through October 31, 2012

•MCBT Global Emerging Markets Fund	–6.4%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index*	–3.2%

Annualized total return from November 1, 2002 through October 31, 2012

•MCBT Global Emerging Markets Fund	+15.0%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index*	+16.6%

Annualized total return from February 14, 1997 through October 31, 2012

•MCBT Global Emerging Markets Fund	+6.2%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index (a)*	+6.8%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2012

MCBT GEMS  REVIEW

Global emerging markets were driven by global macroeconomic events in the six-month period under review, and fell by 1% in US dollar terms (as measured by the MSCI Emerging Markets index). All the damage was done in May, a month characterised by political upheaval in Europe, Chinese growth concerns, mixed economic statistics - and a decline of over 11% in the MSCI Emerging Markets index. Investors became more concerned with keeping their cash safe and in low-risk assets like US and German bonds, so emerging-market equities were relatively unpopular. Later in the period, however, policy action in Europe and the US was enthusiastically received and created a more positive backdrop for emerging markets, leading to a strong rally.

The portfolio underperformed the benchmark with a return of –2.7%. By sector, performance was weakest in industrials, IT, and consumer staples, and by region, in China, Korea, and Brazil. Holdings in South Africa and Malaysia made the biggest positive contribution, while by sector, the portfolio's financials and telecoms stocks did best.

Looking at the negatives first, the fallout from China's slowing economy impacted a number of our investments. Dongfang Electric, for instance, was the biggest negative contributor overall, suffering in the face of weakening electricity demand and its knock-on impact on power-generating equipment. Meanwhile, reduced demand in the Chinese PC market hurt Lenovo and Taiwanese tech holding Wistron. Simplo Technology, the Taiwanese battery-pack manufacturer, underperformed following disappointing third-quarter results; although the company's gross margins came under pressure as the sales mix shifted toward products requiring less complex battery solutions, the longer-term opportunity from smartphone batteries remains the driver of our investment case. In Korea, Samsung Engineering underperformed because of a weaker-than-expected order book, while Korean Reinsurance's surprisingly weak international results led to a poor second quarter - the stock sold off accordingly. Of the holdings mentioned above, we maintained all but Dongfang and Wistron.

On the positive side, Malaysian telecoms company Axiata was among the portfolio's top performers, benefiting from expectations of an improved competitive environment for its Indonesian subsidiary. We also saw good performance from our Mexican investments, including chemical producer Mexichem, which gained from a fall in input costs, and banking group Banorte, rising along with the appetite for loans in Mexico's underleveraged economy. Several other financials were among the top contributors, including Kasikornbank in Thailand, Bank Mandiri in Indonesia and IDFC in India.

During the period, we initiated positions in Mexican food retailer Comerci and Pacific Rubiales, a Colombian E&P company. Sales not mentioned above included Brazilian telecoms operator Tim Brasil, Brazilian sugar and ethanol producer Cosan, Indian IT-services company Infosys and Russian retailer X5.

OUTLOOK

We continue to expect the mood of the market to be determined by events in the world's leading economies. With limited economic growth, there is much focus on political and monetary-policy announcements to provide clues as to how and when growth will return.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2012

Within emerging markets, there is likely to be increased focus on China in the coming months for details of its economic performance as well as its political evolution ahead of next year's leadership handover. Away from the speculation over what the next monetary stimulus may look like, growth in the leading economies of Europe and the United States can be expected to remain subdued for some time to come. We expect that this will lead to an increased reliance on demand from within emerging markets to drive the profits of the region's companies over forthcoming quarters. Fortunately, the outlook for such demand is positive, which bodes well for emerging-market companies in general.

With regard to the portfolio, our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for emerging-market equities remains intact - and the opportunity set remains vast.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2012

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Pacific Basin
Samsung Electronics Co., Ltd.	(South Korea)	8.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	5.2%
Industrial and Commercial Bank of China Ltd., H Shares	(China)	4.0%
CNOOC Ltd.	(China)	3.4%
Axiata Group Berhad	(Malaysia)	3.2%
Latin America
Petroleo Brasileiro SA	(Brazil)	3.9%
America Movil SAB de CV, Series L	(Mexico)	3.4%
Vale SA	(Brazil)	3.1%
Credicorp Ltd.	(Peru)	3.1%
Africa
Aspen Pharmacare Holdings Ltd.	(South Africa)	3.4%

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 96.7%
EUROPE – 62.3%
BELGIUM – 2.6%
Anheuser-Busch InBev NV	2,088	$174,587
TOTAL BELGIUM – (Cost $152,133)		174,587
FRANCE – 9.0%
Air Liquide SA	799	94,242
Safran SA	2,622	104,317
Sanofi SA	1,896	166,667
Schneider Electric SA	1,649	103,095
SCOR SE	1,012	27,008
Technip SA	947	106,666
TOTAL FRANCE – (Cost $519,247)		601,995
GERMANY – 4.4%
Adidas AG	1,298	110,584
Daimler AG	2,156	100,672
Fresenius Medical Care AG & Co.	1,213	85,199
TOTAL GERMANY – (Cost $298,744)		296,455
ITALY – 1.5%
Prysmian SpA	5,142	98,906
TOTAL ITALY – (Cost $79,285)		98,906
NETHERLANDS – 3.4%
Gemalto NV	1,217	109,820
ING Groep NV *	13,125	115,953
TOTAL NETHERLANDS – (Cost $130,800)		225,773
NORWAY – 1.5%
DnB NOR ASA	7,960	99,407
TOTAL NORWAY – (Cost $88,669)		99,407
SWEDEN – 1.6%
Atlas Copco AB, A Shares	4,216	103,670
TOTAL SWEDEN – (Cost $107,811)		103,670
SWITZERLAND – 11.6%
Cie Financiere Richemont SA	1,689	109,541
Nestle SA, 144A	3,459	219,507
Novartis AG, 144A	2,550	153,471
Roche Holding AG	793	152,504
Syngenta AG, 144A	349	136,332
TOTAL SWITZERLAND – (Cost $738,823)		771,355

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
UNITED KINGDOM – 26.7%
BG Group PLC	7,072	$130,958
British American Tobacco PLC	2,531	125,371
British Sky Broadcasting Group PLC	9,219	105,479
HSBC Holdings PLC	24,824	243,883
Inmarsat PLC	11,888	108,679
Johnson Matthey PLC	2,397	86,995
Pearson PLC	4,824	96,920
Persimmon PLC	8,394	107,689
Petrofac, Ltd.	4,755	123,081
Prudential PLC	9,733	133,271
Rio Tinto PLC	2,626	131,559
Royal Dutch Shell, B Shares	4,865	171,974
Serco Group PLC (a)	10,546	96,410
Spirax-Sarco Engineering PLC	1,576	49,212
Willis Group Holdings PLC	2,000	67,340
TOTAL UNITED KINGDOM – (Cost $1,616,243)		1,778,821
TOTAL EUROPE – (Cost $3,731,755)		4,150,969
JAPAN – 16.5%
Astellas Pharma, Inc.	2,000	99,336
Denso, Corp.	2,500	78,260
Fanuc Corp.	600	95,528
INPEX Corp.	13	74,095
Lawson, Inc. (a)	1,400	102,944
Mitsubishi Estate Co. Ltd.	7,000	138,457
Mitsubishi UFJ Financial Group, Inc.	25,000	113,053
Mitsui Fudosan Co., Ltd.	6,000	121,232
Osaka Gas Co., Ltd.	18,000	74,183
Sekisui House Ltd.	10,000	102,092
Shin-Etsu Chemical Co., Ltd.	1,800	101,465
TOTAL JAPAN – (Cost $1,020,204)		1,100,645
LATIN AMERICA – 1.3%
MEXICO – 1.3%
Grupo Financiero Banorte SAB de CV, Series O	15,700	87,289
TOTAL MEXICO – (Cost $68,978)		87,289
TOTAL LATIN AMERICA – (Cost $68,978)		87,289

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
MIDDLE EAST – 1.6%
ISRAEL – 1.6%
Check Point Software Technologies Ltd.* (a)	2,300	$102,419
TOTAL ISRAEL – (Cost $120,281)		102,419
TOTAL MIDDLE EAST – (Cost $120,281)		102,419
PACIFIC BASIN – 15.0%
AUSTRALIA – 4.7%
Macquarie Group Ltd.	4,421	146,396
Newcrest Mining Ltd.	2,748	75,393
QR National Ltd.	22,994	89,270
TOTAL AUSTRALIA – (Cost $314,250)		311,059
HONG KONG – 4.7%
AIA Group Ltd.	31,600	124,972
China Merchants Holdings International Co., Ltd.	28,000	92,851
SJM Holdings Ltd.	44,000	96,061
TOTAL HONG KONG – (Cost $241,619)		313,884
SINGAPORE – 1.8%
Oversea-Chinese Banking Corp., Ltd.	16,000	119,364
TOTAL SINGAPORE – (Cost $120,868)		119,364
SOUTH KOREA – 1.4%
Samsung Electronics Co., Ltd., GDR 144A	158	95,274
TOTAL SOUTH KOREA – (Cost $64,436)		95,274
TAIWAN – 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	5,300	84,270
TOTAL TAIWAN – (Cost $79,561)		84,270
THAILAND – 1.1%
Bangkok Bank Public Co., Ltd.	12,600	74,408
TOTAL THAILAND – (Cost $53,781)		74,408
TOTAL PACIFIC BASIN – (Cost $874,515)		998,259
TOTAL COMMON STOCKS – (Cost $5,815,733)		6,439,581

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
PREFERRED STOCKS – 2.0%
EUROPE – 2.0%
GERMANY – 2.0%
Henkel AG & Co. KGaA	717	$57,257
ProSiebenSat.1 Media	2,801	78,056
TOTAL GERMANY – (Cost $102,901)		135,313
TOTAL EUROPE – (Cost $102,901)		135,313
TOTAL PREFERRED STOCKS – (Cost $102,901)		135,313
COLLATERAL FOR SECURITIES ON LOAN – 1.6%
State Street Navigator Securities Lending Prime Portfolio, 0.30%	109,735	109,735
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $109,735)		109,735
	Principal Amount
SHORT-TERM INVESTMENTS – 0.9%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 11/01/2012	$58,000	58,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $58,000)		58,000
TOTAL INVESTMENTS – (Cost $6,086,369) – 101.2%		6,742,629
OTHER ASSETS LESS LIABILITIES – (1.2)%		(82,194)
NET ASSETS – 100.0%		$6,660,435

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 1.6%, Apparel 1.7%, Auto Manufacturers 1.5%, Auto Parts & Equipment 1.2%, Banks 13.3%, Beverages 2.6%, Chemicals 6.3%, Commercial Services 1.4%, Computers 1.6%, Electrical Component & Equipment 3.0%, Food 3.3%, Gas Distribution 1.1%, Healthcare - Services 1.3%, Holding Companies - Diversified 1.4%, Home Builders 3.1%, Household Products/Wares 0.9%, Insurance 7.0%, Lodging 1.4%, Machinery - Construction & Mining 1.6%, Machinery - Diversified 2.2%, Media 4.2%, Mining 3.1%, Oil & Gas 5.7%, Oil & Gas Services 3.5%, Pharmaceuticals 8.6%, Real Estate 3.9%, Retail 3.2%, Semiconductors 2.7%, Software 1.5%, Telecommunications Services 1.6%, Tobacco 1.9%, and Transportation 1.3%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2012, the market value of the securities loaned was 196,104.

144A   Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 89.1%
AFRICA – 5.2%
SOUTH AFRICA – 5.2%
Aspen Pharmacare Holdings Ltd.*	80,980	$1,475,649
MTN Group Ltd.	46,175	832,579
TOTAL SOUTH AFRICA – (Cost $1,271,324)		2,308,228
TOTAL AFRICA – (Cost $1,271,324)		2,308,228
EUROPE – 7.5%
RUSSIA – 5.9%
Gazprom OAO, ADR	27,358	250,052
Gazprom OAO, ADR, (London Intl.)	99,182	906,028
LUKOIL, ADR	13,698	824,620
LUKOIL, ADR, (London Intl.)	1,339	80,942
Novolipetsk Steel, GDR 144A	28,900	545,921
TOTAL RUSSIA – (Cost $3,049,482)		2,607,563
TURKEY – 1.6%
Turkiye Garanti Bankasi AS	144,048	687,894
TOTAL TURKEY – (Cost $550,915)		687,894
TOTAL EUROPE – (Cost $3,600,397)		3,295,457
LATIN AMERICA – 23.8%
BRAZIL – 5.5%
Banco do Brasil SA	46,000	490,791
Cia Hering	30,000	689,200
Localiza Rent a Car SA	43,800	767,721
PDG Realty SA Empreendimentos e Participacoes	285,200	480,236
TOTAL BRAZIL – (Cost $2,218,207)		2,427,948
CHILE – 1.5%
Banco Santander Chile, ADR (a)	24,365	662,464
TOTAL CHILE – (Cost $642,600)		662,464
COLUMBIA – 2.1%
Pacific Rubiales Energy Corp.	38,400	903,145
TOTAL COLUMBIA – (Cost $928,949)		903,145
MEXICO – 10.0%
America Movil SAB de CV, Series L (a)	1,177,600	1,493,809
Controladora Comercial Mexicana SAB de CV (a)	300,900	847,502
Grupo Financiero Banorte SAB de CV, Series O	166,200	924,039
Mexichem SAB de CV	228,531	1,132,707
TOTAL MEXICO – (Cost $3,623,450)		4,398,057

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
LATIN AMERICA – Continued
PERU – 4.7%
Cia de Minas Buenaventura SA, ADR	19,400	$693,744
Credicorp Ltd.	10,500	1,358,070
TOTAL PERU – (Cost $1,757,823)		2,051,814
TOTAL LATIN AMERICA – (Cost $9,171,029)		10,443,428
OTHER AREAS – 6.3%
INDIA – 6.3%
Infrastructure Development Finance Co., Ltd.	330,765	994,847
Maruti Suzuki India Ltd.	32,159	859,944
Tata Steel Ltd.	127,088	923,600
TOTAL INDIA – (Cost $3,187,128)		2,778,391
TOTAL OTHER AREAS – (Cost $3,187,128)		2,778,391
PACIFIC BASIN – 46.3%
CHINA – 11.7%
China Taiping Insurance Holdings Co., Ltd.*	402,400	688,489
CNOOC Ltd.	728,000	1,510,473
Industrial and Commercial Bank of China Ltd., H Shares	2,626,310	1,738,436
Lenovo Group Ltd. (a)	1,500,000	1,207,734
TOTAL CHINA – (Cost $4,390,043)		5,145,132
HONG KONG – 1.6%
SJM Holdings Ltd.	315,000	687,712
TOTAL HONG KONG – (Cost $440,967)		687,712
INDONESIA – 1.7%
Bank Mandiri Persero Tbk PT	865,500	743,402
TOTAL INDONESIA – (Cost $575,627)		743,402
MALAYSIA – 5.2%
Axiata Group Berhad	645,722	1,384,296
CIMB Group Holdings Berhad	368,986	924,282
TOTAL MALAYSIA – (Cost $1,352,389)		2,308,578
SOUTH KOREA – 14.6%
Hyundai Mobis	4,946	1,260,763
Korean Reinsurance Co.	94,279	924,982
Samsung Electronics Co., Ltd.	2,941	3,532,652
Samsung Engineering Co., Ltd.	5,319	694,991
TOTAL SOUTH KOREA – (Cost $4,747,936)		6,413,388

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2012 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
TAIWAN – 7.9%
Chinatrust Financial Holding Co., Ltd.	1,430,353	$788,316
Simplo Technology Co. Ltd.	78,200	385,479
Taiwan Semiconductor Manufacturing Co., Ltd.	755,822	2,294,956
TOTAL TAIWAN – (Cost $2,672,849)		3,468,751
THAILAND – 3.6%
CP ALL PCL	600,900	779,308
Kasikornbank PCL	136,200	799,869
TOTAL THAILAND – (Cost $855,670)		1,579,177
TOTAL PACIFIC BASIN – (Cost $15,035,481)		20,346,140
TOTAL COMMON STOCKS – (Cost $32,265,359)		39,171,644
PREFERRED STOCKS – 10.8%
LATIN AMERICA – 10.8%
BRAZIL – 10.8%
AES Tiete SA	57,112	648,716
Itau Unibanco Holding SA	70,700	1,033,845
Petroleo Brasileiro SA	166,100	1,701,031
Vale SA	76,377	1,366,930
TOTAL BRAZIL – (Cost $5,598,994)		4,750,522
TOTAL LATIN AMERICA – (Cost $5,598,994)		4,750,522
TOTAL PREFERRED STOCKS – (Cost $5,598,994)		4,750,522
COLLATERAL FOR SECURITIES ON LOAN – 7.1%
State Street Navigator Securities Lending Prime Portfolio, 0.30%	3,090,723	3,090,723
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $3,090,723)		3,090,723
TOTAL INVESTMENTS – (Cost $40,955,076) – 107.0%		47,012,889
OTHER ASSETS LESS LIABILITIES – (7.0)%		(3,061,496)
NET ASSETS – 100.0%		$43,951,393

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2012 (Unaudited)

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Manufacturers 1.9%, Auto Parts & Equipment 2.9%, Banks 21.3%, Chemicals 2.6%, Commercial Services 1.7%, Computers 2.7%, Diversified Financial Services 4.1%, Electric 1.5%, Electrical Components & Equipment 0.9%, Engineering Construction 1.6%, Healthcare - Products 3.3%, Insurance 3.7%, Iron/steel 6.4%, Lodging 1.6%, Mining 1.6%, Oil & Gas 14.0%, Real Estate 1.1%, Retail 3.7%, Semiconductors 13.3%, Telecommunications 8.4%, and Textiles 1.6%

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2012, the market value of the securities loaned was $2,937,273.

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2012 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$6,574,894	$43,922,166
Short term investments (Includes collateral for securities on loan of 109,735 and 3,090,723, respectively)	167,735	3,090,723
Cash	825	–
Foreign currency, at value	18	212,437
Receivable for investments sold	53,679	218,159
Dividends and interest receivable	9,338	1,291
Receivable due from Advisor	34,720	–
Foreign tax reclaims receivable	47,411	8,495
TOTAL ASSETS	6,888,620	47,453,271
LIABILITIES
Payable to Custodian Bank	–	69,269
Unrealized depreciation on spot contracts	–	294
Payable for investments purchased	27,121	–
Collateral for securities on loan (Note B)	109,735	3,090,723
Management fee payable	12,258	113,976
Capital gains taxes accrued	2,582	95,360
Accrued expenses and other liabilities	76,489	132,256
TOTAL LIABILITIES	228,185	3,501,878
TOTAL NET ASSETS	$6,660,435	$43,951,393
COMPOSITION OF NET ASSETS
Paid-in capital	$22,278,598	$67,119,856
Undistributed net investment income	358,660	339,521
Accumulated net realized loss on investments and foreign currency transactions	(16,619,708)	(29,437,109)
Net unrealized appreciation on investments and foreign currency (Net of foreign taxes payable of $2,582 and $95,360, respectively)	642,885	5,929,125
TOTAL NET ASSETS	$6,660,435	$43,951,393
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	730,799	8,731,287
NET ASSET VALUE PER SHARE	$9.11	$5.03
Identified cost of investments	$5,976,634	$37,864,353
Cost of foreign currency	$18	$212,110

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2012 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Interest income	$10,353	$33
Securities lending income	10,950	3,441
Dividend income	202,163	836,893
Foreign taxes withheld	(13,320)	(93,314)
TOTAL INVESTMENT INCOME	210,146	747,053
EXPENSES
Management fees	50,575	223,243
Custodian fees	41,173	60,971
Audit fees	28,895	26,027
Legal fees	3,177	30,287
Trustees fees	10,001	27,719
Other expenses	9,435	12,448
TOTAL EXPENSES	143,256	380,695
Management fee reimbursement	(52,928)	–
NET EXPENSES	90,328	380,695
NET INVESTMENT INCOME	119,818	366,358
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments	78,882	(1,153,018)
Net realized gain (loss) on foreign currency transactions	6,746	(15,324)
Net change in unrealized appreciation (depreciation) on:
Investments	(807,829)	(599,284)
Foreign currency	(17,143)	3,053
Deferred foreign capital gains tax	(859)	(14,542)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(740,203)	(1,779,115)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(620,385)	$(1,412,757)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$119,818	$598,525	$366,358	$361,152
Net realized gain (loss)	85,628	(1,600,056)	(1,168,342)	5,393,629
Net Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(825,831)	(8,318,178)	(610,773)	(12,505,169)
Net decrease in net assets from operations	(620,385)	(9,319,709)	(1,412,757)	(6,750,388)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(860,905)	–	(169,301)
Net realized gains	–	(837,099)	–	–
Total distributions	–	(1,698,004)	–	(169,301)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	–	–	11,400,484
Reinvestment of distributions to shareholders	–	1,698,004	–	169,301
Cost of shares repurchased	(16,886,398)	(30,050,798)	(3,737,304)	(25,306,702)
Total decrease in net assets from capital share transactions	(16,886,398)	(28,352,794)	(3,737,304)	(13,736,917)
NET DECREASE IN NET ASSETS	(17,506,783)	(39,370,507)	(5,150,061)	(20,656,606)
NET ASSETS, beginning of period	$24,167,218	$63,537,725	$49,101,454	$69,758,060
NET ASSETS, end of period	$6,660,435	$24,167,218	$43,951,393	$49,101,454
Undistributed net investment income (loss)	$358,660	$238,842	$339,521	$(26,837)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	–	2,228,166
Shares issued in reinvestment of distributions to shareholders	–	216,306	–	37,960
Shares repurchased	(1,992,464)	(3,310,345)	(769,563)	(4,974,320)
Net share transactions	(1,992,464)	(3,094,039)	(769,563)	(2,708,194)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2012 (Unaudited) (2)		Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$8.870		$10.920	$9.340	$7.470	$13.790	$14.260
Net investment income	0.070		0.142	0.130	0.144	0.208	0.166
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.170		(1.523)	1.509	1.890	(6.315)	(0.242)
Total from investment operations	0.240		(1.381)	1.639	2.034	(6.107)	(0.076)
Less distributions:
Net investment income	–		(0.339)	(0.059)	(0.164)	(0.213)	(0.010)
Net realized gains	–		(0.330)	–	–	–	(0.384)
Total distributions	–		(0.669)	(0.059)	(0.164)	(0.213)	(0.394)
Net asset value, end of period	$9.110		$8.870	$10.920	$9.340	$7.470	$13.790
TOTAL INVESTMENT RETURN (1)	2.71	%(3)	(11.85)%	17.62%	27.17%	(44.33)%	(0.72)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$6,660,435		$24,167,218	$63,537,725	$49,376,649	$63,179,789	$101,516,485
Operating gross expenses to average net assets	1.98	%(4)	1.39%	1.24%	1.17%	1.14%	1.13%
Operating net expenses to average net assets	1.25	%(4)	1.25%	1.24%	1.17%	1.14%	1.17%
Net investment income to average net assets	1.66	%(4)	1.52%	1.37%	1.56%	2.24%	1.16%
Portfolio turnover rate	14%		47%	83%	103%	97%	77%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2012 (Unaudited) (2)		Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.170		$5.710	$4.700	$3.280	$9.380	$10.950
Net investment income	0.040		0.033	0.032	0.047	0.139	0.079	(5)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.180)		(0.555)	1.004	1.452	(4.625)	2.322
Total from investment operations	(0.140)		(0.522)	1.036	1.499	(4.486)	2.401
Less distributions:
Net investment income	–		(0.018)	(0.026)	(0.079)	(0.120)	(0.061)
Net realized gains	–		–	–	–	(1.494)	(3.910)
Total distributions	–		(0.018)	(0.026)	(0.079)	(1.614)	(3.971)
Net asset value, end of period	$5.030		$5.170	$5.710	$4.700	$3.280	$9.380
TOTAL INVESTMENT RETURN (1)	(2.71	)%(3)	(9.09)%	22.08%	45.79%	(45.43)%	18.69	%(5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$43,951,393		$49,101,454	$69,758,060	$198,603,173	$214,781,838	$470,285,917
Operating gross expenses to average net assets	1.71	%(4)	1.67%	1.43%	1.23%	1.16%	1.10%
Operating net expenses to average net assets	1.71	%(4)	1.67%	1.43%	1.23%	1.16%	1.10%
Net investment income to average net assets	1.64	%(4)	0.65%	0.65%	1.10%	2.70%	0.69%
Portfolio Turnover Rate	12%		43%	46%	112%	103%	63%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

(5)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and collectively, the "Funds"). Opportunistic EAFE Fund's investment objective is to seek capital appreciation through investment in an international portfolio of primarily equity and equity-related securities. Opportunistic EAFE Fund's investment strategy is benchmarked against the MSCI EAFE Index, an index of securities traded in Europe, Australia, and the Far East weighted by market capitalization. Global Emerging Markets Fund's investment objective is to seek capital appreciation through investment primarily in equity and equity related securities of issuers located in a number of countries with emerging markets and developing economies, and in equity and equity-related securities where the majority of the security's exposure is to emerging market countries. Global Emerging Markets Fund's investment strategy is benchmarked against the MSCI Emerging Markets Free Index. The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994 and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over the counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are recorded at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange,

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

and such events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to Fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2 security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of October 31, 2012, the Fund held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2012 in valuing each Fund's investments carried at value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$6,439,581	$–	$–	$6,439,581
Preferred Stocks	135,313	–	–	135,313
Short-Term Investments	–	58,000	–	58,000
Collateral for Securities on Loan	109,735	–	–	109,735
Total Investments	$6,684,629	$58,000	$–	$6,742,629
MCBT Global Emerging Markets Fund
Common Stocks	$39,171,644	$–	$–	$39,171,644
Preferred Stocks	4,750,522	–	–	4,750,522
Collateral for Securities on Loan	3,090,723	–	–	3,090,723
Total Investments	$47,012,889	$–	$–	$47,012,889

Effective July 31, 2010, the Funds adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 of the fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended October 31, 2012.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of October 31, 2012, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities on Loan	Value of Cash Collateral	Value of Non-Cash Collateral†	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$196,104	$109,735	$97,676	$205,763
Global Emerging Markets Fund	2,937,273	3,090,723	–	3,094,857

†  The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

*  Balances represent the end of day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and are included with the net realized and unrealized gain or loss on investment securities.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of October 31, 2012, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

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NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2012 on a tax basis and the tax character of distributions during fiscal year 2012 and 2011 were as follows:

				2012		2011
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$237,821	$–	$1,277,246	$860,905	$837,099	$352,525	$–
Global Emerging Markets Fund	–	–	5,533,197	169,301	–	483,987	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to Regulated Investment Companies ("RICs"). Under the Modernization Act, new capital losses may now be carried forward indefinitely and retain the character of the original loss as compared with the pre-enactment law where capital losses could be carried forward for eight years and carried forward as short-term losses irrespective of the character of the original loss. These losses are utilized before other capital loss carryforwards that expire.

The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of distributions of income and gains.

The Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

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NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2012, the Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2017	Expiring April 30, 2018
Opportunistic EAFE Fund*	$12,168,574	$2,089,070
Global Emerging Markets Fund*	–	25,925,411

*  Utilization of capital loss carry-forward may be limited due to IRC 382(b) loss limitations.

During the fiscal year ended April 30, 2012, the Opportunistic EAFE Fund and the Global Emerging Markets Fund utilized capital loss carry-forwards of $365,846 and $6,409,109, respectively.

As of April 30, 2012, the Funds elected for federal income tax purposes to defer the following current year post October 31, and post December 31 losses, as applicable as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Late-Year Ordinary Loss
Opportunistic EAFE Fund	$2,255,201	$–
Global Emerging Markets Fund	1,336,655	26,837

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years (2009-2011). As of April 30, 2012, the Funds did not have any unrecognized tax positions.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00%

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3 year period will be reimbursed

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NOTES TO FINANCIAL STATEMENTS

(Unaudited)

by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of October 31, 2012, the following amount is subject to recapture:

Fund	Expires April 30, 2015
Opportunistic EAFE Fund	$52,928

This agreement expires August 31, 2013 (though recapture rights continue following expiration of the agreement). There is no guarantee that the Investment Manager will renew this arrangement beyond August 31, 2013.

Although Opportunistic EAFE Fund was at an overall reimbursement during the year ended April 30, 2012, the Fund owed the Investment Manager $20,509 for the last quarterly payment of advisory fees for the year.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Beginning October 1, 2010, each Fund pays State Street, as administrator, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and 0.005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended October 31, 2012 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$2,100,197	$18,650,166
Global Emerging Markets Fund	5,146,822	8,376,480

The identified cost of investments in securities and short term investments owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2012 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$6,086,369	$905,793	$249,533	$656,260
Global Emerging Markets Fund	40,955,076	8,982,228	2,964,415	6,057,813

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at October 31, 2012 on a federal income tax basis for each Fund was the same for financial reporting purposes.

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NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of October 31, 2012 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	2	100.00
Global Emerging Markets Fund	3	100.00

One or more affiliates of the Investment Manager have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the period ended October 31, 2012, the Funds did not engage in any such transactions.

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NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE H - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

NOTE I - MARTIN CURRIE, INC.

Martin Currie Inc., the investment adviser to the Trust, and its sister investment adviser company, Martin Currie Investment Management Limited (together 'Martin Currie'), were recently fined by the Securities Exchange Commission ('SEC') and the Financial Services Authority ('FSA') for matters relating to historic investments by Martin Currie clients in a series of three unlisted bonds, the first of which took place 5 years ago. Those investments gave rise to a conflict of interest between two client accounts, which also exposed certain weaknesses in Martin Currie's systems and controls. Martin Currie responded swiftly to fully compensate the affected client and return to that client all related fees earned.

Martin Currie self-reported the matter to both regulators before commencing a detailed internal review which was subsequently shared with the two regulators. Both the FSA and SEC have acknowledged that Martin Currie cooperated fully throughout their respective investigations. Following completion of its internal review, Martin Currie significantly reinforced its management and governance structure and ceased all new unlisted investments.

The issue under investigation was unrelated to the portfolios which Martin Currie Inc. manages for the Trust, and there is no impact on Martin Currie's ability to continue to provide investment advisory services to the Trust.

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OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison/David Rochman); and (2) on pages 15 - 17 of the Trust's Statement of Additional Information dated August 26, 2011, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison/David Rochman); and (2) on page 15 of the Trust's Statement of Additional Information, available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreements

The Board of Trustees (the "Board" or the "Trustees"), including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), at a meeting held in person in June 2012, considered the renewal of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (the "Advisory Agreements"). In connection with its deliberations at the June meeting, the Board requested and received from the Investment Manager information that the Board believed to be reasonably necessary to evaluate the Advisory Agreements, including: (1) biographies of employees primarily responsible for providing investment advisory services; (2) detailed comparative performance data; (3) detailed comparative industry fee and expense data; (4) Martin Currie's Code of Ethics; (5) information regarding brokerage allocation and best execution; (6) an annual report relating to the Funds' Rule 12b-1 Defensive Plans; (7) the Martin Currie Limited Annual Report and Accounts for the year ended December 31, 2011; (8) a standard investment advisory contract for the Funds; and (9) the October 31, 2011 semiannual report of the Trust.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under each of the Advisory Agreements, and reviewed the quality of the advisory services provided by the Investment Manager to the Funds since their inception. They considered the investment style and investment decision-making process employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature of the Investment Manager's experience and resources, the experience of relevant personnel of the Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Investment Manager's resources, practices and procedures designed to address regulatory compliance matters, including the Investment Manager's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the overall nature, extent and quality of the services provided by the Investment Manager under the Advisory Agreements was reasonable.

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OTHER INFORMATION (Unaudited)

Costs of Services Provided and Profitability to the Investment Manager

At the request of the Trustees, the Investment Manager provided information regarding the costs of services provided and the profitability of the Investment Manager. The Trustees reviewed the financial statements of the Investment Manager and information regarding potential "fall-out" benefits to the Investment Manager. The Trustees considered the ability of the Funds to establish a public record of their performance to be a potential "fall-out" benefit to Martin Currie because of the opportunity that record might create for Martin Currie to increase assets under management by, for example, attracting new clients and expanding existing client relationships. Based on their review of this information, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Investment Manager

The Trustees considered the investment performance of the Funds and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1-, 3- and 6-month) and long-term (i.e., 1-, 3- and 5-year and since inception, as applicable) performance of the Funds. The Investment Manager also provided investment performance data for each Fund's respective benchmark. The Trustees noted that they reviewed the Funds' performance throughout the year.

The Trustees also considered other factors relevant to performance. Those factors varied for each Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were consistent with the Fund's investment process, strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive, though in certain periods below average, when compared to other relevant peer groups; and (iv) that Martin Currie had taken or was taking steps designed to help improve the Fund's investment performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that they were satisfied with the Investment Manager's efforts with respect to the investment process and the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees then considered the contractual advisory fee rate paid by each of the Funds to the Investment Manager. The Trustees considered that the Funds' shareholder base was predominantly of an institutional nature, and that the Funds' shareholders generally invested in the Funds as part of broader investment programs that included investments in other types of products managed by Martin Currie or its affiliates. In evaluating each Fund's advisory fee arrangements, the Trustees also took into account the sophistication of the investment techniques used to manage the Fund, and reviewed information provided by Martin Currie regarding fees paid to Martin Currie by its other clients with similar investment objectives. The Trustees also considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. The Trustees then concluded that overall expenses of the Funds appeared reasonable and that they believed that the management fees were reasonable compared to those charged to comparable funds, and compared to those charged to other clients of the Investment Manager with similar investment objectives. The Trustees then concluded that the advisory fees charged to the Funds represented reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Funds.

In the course of their deliberations, the Trustees also considered alternatives to continuing each Fund's Advisory Agreement for an additional one-year period, taking into account the size of each Fund, the institutional nature of the Funds' shareholder base and the manner in which many of the Funds' shareholders employed the Funds as part of broader investment programs. The Trustees then concluded that their overall consideration of the available practicable

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

alternatives supported the continuance of each Fund's Advisory Agreement for an additional one-year period, commencing July 15, 2012.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period* May 1, 2012 through October 31, 2012
Actual
Opportunistic EAFE Fund	$1,000.00	$1,027.06	$6.39
Global Emerging Markets Fund	1,000.00	972.92	8.50
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.90	$6.36
Global Emerging Markets Fund	1,000.00	1,016.59	8.69

*  Expenses are equal to the Funds' annualized expense ratios of 1.25% and 1.71% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Jamie Skinner 51	Trustee and President	2010	2	Director, Head of Client Services, Martin Currie Investment Management Limited.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (1)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (2)	Other Directorships (3)
Simon D. Eccles 78	Trustee	1994	2

Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).

					None
Patrick R. Wilmerding 69	Trustee	1994	2

Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).

					None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (2)
Ralph M. Campbell 45	Vice President and Treasurer	2005

Director of Martin Currie (Holdings) Limited (parent company).; President and Director of Martin Currie (Bermuda) Limited.; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of MarView Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing.

Gary Logan 42	Vice President	2010	Head of Portfolio Analytics Group of Martin Currie Investment Management; Third Party Administrator Programme Director of Martin Currie Investment Management.
Grant Spence 49	Chief Compliance Officer and Clerk	2009

Head of Complaints Policy, Governance and Projects of Prudential Plc.; Corporate Communications Manager of Prudential Plc.; Policy Manager, Risk & Compliance of Martin Currie Investment Management; Chief Compliance Officer and Acting Head of Risk & Compliance of Martin Currie Investment Management.

(1)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(3)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Gary Logan, Vice President

Grant Spence, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland
011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Certifications required by Rule 30a-2(a) under the Act

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	January 7, 2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 7, 2013	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: January 7, 2013	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.